Exhibit 99.1

CIT GROUP INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For six months ended June 30, 2008
(dollars in millions — except per share data)

As Reported(a)
Finance revenue	$2,905.4
Interest expense*	(1,579.2)
Depreciation on operating lease equipment	(574.7)

Net finance revenue	751.5
Provision for credit losses	(398.9)

Net finance revenue, after credit provision	352.6
Valuation allowance for receivables held for sale	(103.9)

Net finance revenue, after credit provision and valuation allowance	248.7
Other income	333.8

Total net revenue, after valuation allowance	582.5
Salaries and general operating expenses(b)	(621.8)
Provision for severance and facilities exiting activities	(86.1)
Gain (loss) on debt and debt-related derivative extinguishments	(142.6)

(Loss) from continuing operations before provision for income taxes and minority interest	(268.0)
Benefit for income taxes	75.2
Minority interest, after tax	(10.8)

Net (loss) income from continuing operations, before preferred stock dividends	(203.6)

(Loss) from discontinued operation before income taxes	(551.3)
(Loss) on disposition of discontinued operation	(2,195.6)
Benefit for income taxes	633.1

(Loss) from discontinued operation	(2,113.8)

Net (loss) before preferred stock dividends	(2,317.4)
Preferred stock dividends	(24.2)

Net (loss) attributable to common stockholders	$(2,341.6)

Basic earnings per common share data
Income (loss) from continuing operations	$(1.00)
(Loss) from discontinued operation	(9.28)

Net (loss) income	$(10.28)

Diluted earnings per common share data
Income (loss) from continuing operations	$(1.00)
(Loss) from discontinued operation	(9.28)

Net (loss) income	(10.28)

Average number of shares – basic (thousands)	227,704
Average number of shares – diluted (thousands)	227,704
Dividends per common share	$0.35

CIT GROUP INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2008
(dollars in millions — except per share data)

	As Reported(a)	Pro Forma Adjustments(c)	Pro Forma Adjusted
Financing and leasing assets held for investment:
Finance receivables, including receivables pledged of $17,692.9 and $16,425.6	$53,223.7	$–	$53,223.7
Reserve for credit losses	(780.8)	–	(780.8)

Net finance receivables	52,442.9	–	52,442.9
Operating lease equipment, net	12,342.4	–	12,342.4
Financing and leasing assets held for sale	1,016.7	–	1,016.7
Cash and cash equivalents, including $1,146.5 and $479.2 restricted	9,187.0	1,091.4	10,278.4
Retained interests in securitizations	1,216.3	–	1,216.3
Goodwill and intangible assets, net	1,165.6	–	1,165.6
Other assets	4,880.3	–	4,880.3
Assets of discontinued operation	5,568.2	(5,568.2)	–

Total Assets	$87,819.4	$4,476.8	$83,338.2

Debt:
Bank credit facilities	$7,300.0	$–	$7,300.0
Secured borrowings	14,713.1	–	14,713.1
Senior unsecured notes	44,396.3	–	44,396.3
Junior subordinated notes	1,440.0	–	1,440.0
Commercial paper	62.0	–	62.0

Total debt	67,911.4	–	67,911.4
Deposits	2,002.1	–	2,002.1
Credit balances of factoring clients	3,189.7	–	3,189.7
Accrued liabilities and payables	4,031.0	–	4,031.0
Liabilities of discontinued operation	4,476.8	(4,476.8)	–

Total Liabilities	81,611.0	(4,476.8)	77,134.2
Commitments and Contingencies (Notes 12 and 15)
Minority interest	53.7	–	53.7
Stockholders’ Equity:
Preferred stock: $0.01 par value, 100,000,000 authorized
Issued and outstanding:
Series A 14,000,000 with a liquidation preference of $25 per share	350.0	–	350.0
Series B 1,500,000 with a liquidation preference of $100 per share	150.0	–	150.0
Series C 11,500,000 with a liquidation preference of $50 per share	575.0	–	575.0
Common stock: $0.01 par value, 600,000,000 authorized
Issued: 308,644,872 and 214,390,177	3.1	–	3.1
Outstanding: 285,303,453 and 189,925,903
Paid-in capital, net of deferred compensation of $37.0 and $34.4	11,297.7	–	11,297.7
Accumulated deficit	(5,291.4)	–	(5,291.4)
Accumulated other comprehensive income	240.8	–	240.8
Less: treasury stock, 23,341,419 and 24,464,574 shares, at cost	(1,170.5)	–	(470,.5)

Total Common Stockholders’ Equity	5,079.7	–	5,079.7

Total Stockholders’ Equity	6,154.7	–	6,154.7

Total Liabilities and Stockholders’ Equity	$87,819.4	$(4,476.8)	$83,342.6

CIT GROUP INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the year ended December 31, 2007
(dollars in millions — except per share data)

	As Reported(a)	Amounts Transferred to Discontinued Operations(d)	As Adjusted
Finance revenue	$7,024.9	$(795.9)	$6,229.0
Interest expense*	(3,832.3)	415.3	3,417.0
Depreciation on operating lease equipment	(1,172.3)	–	1,172.3

Net finance revenue	2,020.3		1,639.7
Provision for credit losses	(593.8)	352.0	241.8

Net finance revenue after credit provision	1,426.5		1,397.9
Valuation allowance for receivables held for sale	(1,271.4)	1,248.9	(22.5)

Net finance revenue, after credit provision and valuation allowance	155.1		1,375.4
Other income	1,580.1	19.3	1,599.4

Total net revenue after valuation allowance	1,735.2		2,974.8
Salaries and general operating expenses(b)	(1,478.7)	89.1	(1,389.6)
Provision for severance and real estate exiting activities	(76.8)	39.6	(37.2)
Loss on early extinguishments of debt	(139.3)	–	(139.3)
Impairment of goodwill and intangible assets	(312.7)	–	(312.7)

(Loss) before provision for income taxes	(272.3)
Income from continuing operations, before preferred stock dividends			1,096.0
Benefit (provision) for income taxes	194.4	(495.3)	(300.9)
Minority interest, after tax	(3.1)	–	(3.1)

Net (loss) before preferred stock dividends	(81.0)
Net income from continuing operations before preferred stock dividends			792.0
Net (loss) from discontinued operation		(873.0)	(873.0)
Preferred stock dividends	(30.0)	–	(30.0)

Net (loss) income (attributable) available to common stockholders	$(111.0)		$(111.0)

Per common share data
Basic (loss) earnings per share	$(0.58)
Diluted (loss) earnings per share	$(0.58)
Basic Earnings Per Common Share Data
Income from continuing operations			$3.98
Loss from discontinued operation			(4.56)
Net (loss)			$(0.58)
Diluted Earnings Per Common Share Data
Income from continuing operations			$3.93
Loss from discontinued operation			(4.50)
Net (loss)			$(0.57)
Number of shares – basic (thousands)	191,412		191,412
Number of shares – diluted (thousands)	191,412		193,927
Dividends per common share	$1.00		$1.00

CIT GROUP INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the year ended December 31, 2006
(dollars in millions — except per share data)

	As Reported(a)	Amounts Transferred to Discontinued Operations(d)	As Adjusted
Finance revenue	$5,693.9	$(647.5)	$5,046.4
Interest expense*	(2,867.8)	332.0	(2,535.8)
Depreciation on operating lease equipment	(1,023.5)	–	(1,023.5)

Net finance revenue	1,802.6		1,487.1
Provision for credit losses	(222.2)	62.4	(159.8)

Net finance revenue after credit provision	1,580.4		1,327.3
Valuation allowance for receivables held for sale	(15.0)	–	(15.0)

Net finance revenue, after credit provision and valuation allowance	1,565.4		1,312.3
Other income	1,248.8	(57.3)	1,191.5

Total net revenue after valuation allowance	2,814.2		2,503.8
Salaries and general operating expenses(b)	(1,382.6)	106.5	(1,276.1)
Provision for severance and real estate exiting activities	(19.6)	–	(19.6)
Loss on early extinguishments of debt	–	–	–
Impairment of goodwill and intangible assets	–	–	–

Income before provision for income taxes	1,412.0
Income from continuing operations, before preferred stock dividends			1,208.1
Benefit (provision) for income taxes	(364.4)	83.6	(280.8)
Minority interest, after tax	(1.6)	–	(1.6)

Net (loss) income before preferred stock dividends	1,046.0
Net income from continuing operations before preferred stock dividends			925.7
Net income from discontinued operation		120.3	120.3
Preferred stock dividends	(30.2)	–	(30.2)

Net income available to common stockholders	$1,015.8		$1,015.8

Per common share data
Basic (loss) earnings per share	$5.11
Diluted (loss) earnings per share	$5.00
Basic Earnings Per Common Share Data
Income from continuing operations			$4.51
Loss from discontinued operation			0.60
Net (loss)			$5.11
Diluted Earnings Per Common Share Data
Income from continuing operations			$4.41
Loss from discontinued operation			0.59
Net (loss)			$5.00
Number of shares – basic (thousands)	198,912		198,912
Number of shares – diluted (thousands)	203,111		203,111
Dividends per common share	$0.80		$0.80

CIT GROUP INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the year ended December 31, 2005
(dollars in millions — except per share data)

	As Reported(a)	Amounts Transferred to Discontinued Operations(d)	As Adjusted
Finance revenue	$4,515.2	$(432.5)	$4,082.7
Interest expense*	(1,912.0)	199.9	(1,712.1)
Depreciation on operating lease equipment	(968.0)	–	(968.0)

Net finance revenue	1,635.2		1,402.6
Provision for credit losses	(217.0)	51.7	(165.3)

Net finance revenue after credit provision	1,418.2		1,237.3
Valuation allowance for receivables held for sale	(106.6)	20.0	(86.6)

Net finance revenue, after credit provision and valuation allowance	1,311.6		1,150.7
Other income	1,244.0	(31.8)	1,212.2

Total net revenue after valuation allowance	2,555.6		2,362.9
Salaries and general operating expenses(b)	(1,113.8)	142.4	(971.4)
Provision for severance and real estate exiting activities	(25.2)	–	(25.2)
Loss on early extinguishments of debt	–	–	–
Impairment of goodwill and intangible assets	–	–	–

Income before provision for income taxes	1,416.6
Income from continuing operations, before preferred stock dividends			1,366.3
Benefit (provision) for income taxes	(464.2)	19.7	(444.5)
Minority interest, after tax	(3.3)	–	(3.3)

Net income before preferred stock dividends	949.1
Net income from continuing operations before preferred stock dividends			918.5
Net income from discontinued operation		30.6	30.6
Preferred stock dividends	(12.7)	–	(12.7)

Net (loss) income (attributable) available to common stockholders	$936.4		$936.4

Per common share data
Basic (loss) earnings per share	$4.54
Diluted (loss) earnings per share	$4.44
Basic Earnings Per Common Share Data
Income from continuing operations			$4.39
Income from discontinued operation			0.15
Net income			$4.54
Diluted Earnings Per Common Share Data
Income from continuing operations			$4.30
Income from discontinued operation			0.14
Net (loss)			$4.44
Number of shares – basic (thousands)	206,059		206,059
Number of shares – diluted (thousands)	210,734		210,734
Dividends per common share	$0.61		$0.61

CIT GROUP INC. AND SUBSIDIARIES

NOTES TO THE PRO FORMA CONSOLIDATED INCOME
STATEMENTS AND BALANCE SHEET
(Unaudited)

(a)	Represents balances previously reported on the Company’s Form 10-Q or Form 10-K for the respective periods presented.

(b)	Certain interest expense and indirect operating expenses that previously had been allocated to the Home Lending segment, have instead been allocated as part of continuing operations and are not included in the amounts transferred to discontinued operations. The total incremental pretax amounts of interest and indirect overhead expense remaining in continuing operations on this basis was $98.0 million for the six months ended June 30, 2008 and $199.3 million, $137.9 million, and $73.8 million for the years ended December 31, 2007, 2006 and 2005.

(c)	In June 2008, management contractually agreed to sell the Company’s home lending assets, including the home mortgage and manufactured housing portfolios and the related servicing operations. The adjustments give effect to the sale as if it was completed as of June 30, 2008, with net proceeds collected and the transfer of assets and assignment of liabilities to the purchasers.

(d)	These pro forma adjustments give effect as is if the sale occurred on January 1 of the respective year.